UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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S.Y. Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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S.Y. Bancorp, Inc.

1040 East Main Street

Louisville, Kentucky 40206

502.582.2571

March 21, 2005

Dear Shareholder:

We cordially invite you to attend the 2005 Annual Meeting of Shareholders of S.Y. Bancorp, Inc., which will be held at 10:00 a.m., Eastern Daylight Time, on Wednesday, April 27, 2005, at Churchill Downs, The Derby Room, 700 Central Avenue, Louisville, Kentucky 40208.

The enclosed Notice and Proxy Statement contain complete information about matters to be considered at the Annual Meeting, at which we will also review S.Y. Bancorp’s business and operations. Only shareholders and their proxies are entitled to vote at the Annual Meeting.

We hope you will attend the meeting.  Your vote is important.  Whether or not you plan to attend, we urge you to complete, sign and return the enclosed proxy card, so that your shares will be represented and voted at the Annual Meeting.

Sincerely yours,

David P. Heintzman

Chairman, President, and Chief Executive Officer

S.Y. Bancorp, Inc.

1040 East Main Street

Louisville, Kentucky 40206

NOTICE OF THE

2005 ANNUAL MEETING OF SHAREHOLDERS

March 21, 2005

To our Shareholders:

The Annual Meeting of Shareholders of S.Y. Bancorp, Inc., a Kentucky corporation, will be held on Wednesday, April 27, 2005 at 10:00 a.m., Eastern Daylight Time, at Churchill Downs, The Derby Room, 700 Central Avenue, Louisville, Kentucky 40208 for the following purposes:

(1)          To approve the action of the Board of Directors fixing the number of directors at thirteen and to elect five Directors;

(2)          To approve the action of the Board of Directors adopting the 2005 Stock Incentive Plan;

(3)          To transact such other business as may properly come before the meeting.

The record date for the determination of the shareholders entitled to vote at the meeting or at any adjournment thereof is the close of business on March 11, 2005.

We hope you will be represented at the meeting.  Please sign and return the enclosed proxy card in the accompanying envelope as promptly as possible, whether or not you expect to be present in person.  Your vote is important.  The Board of Directors of Bancorp appreciates the cooperation of shareholders in directing proxies to vote at the meeting.

By Order of the Board of Directors

David P. Heintzman
Chairman, President and Chief Executive Officer

WE URGE SHAREHOLDERS TO MARK, SIGN AND RETURN

PROMPTLY THE ACCOMPANYING PROXY CARD

S.Y. Bancorp, Inc.

1040 East Main Street

Louisville, Kentucky 40206

PROXY STATEMENT

FOR THE 2005 ANNUAL MEETING OF SHAREHOLDERS

About the Annual Meeting

Why have I received these materials?

We are mailing the accompanying proxy to shareholders on or about March 21, 2005.  The proxy is solicited by the Board of Directors of S.Y. Bancorp Inc. (referred to throughout this Proxy Statement as “S.Y. Bancorp” or “we” or “our”) in connection with our Annual Meeting of Shareholders that will take place on Wednesday, April 27, 2005.  We cordially invite you to attend the Annual Meeting and request you to vote on the proposals described in this Proxy Statement.

What am I voting on?

•                  Approving the action of the Board of Directors fixing the number of directors at thirteen and electing five directors.

•                  Approving the action of the Board of Directors adopting the 2005 Stock Incentive Plan.

                                                Where can I find more information about these voting matters?

•                  Information about nominees for reelection is contained in ITEM 1.

•                  Information about the proposed 2005 Stock Incentive Plan is contained in ITEM 2.

 What is the relationship of S.Y. Bancorp and Stock Yards Bank & Trust Company?

S.Y. Bancorp is the holding company for Stock Yards Bank & Trust Company (referred to throughout this Proxy Statement as “the Bank”).  S.Y. Bancorp owns 100% of Stock Yards Bank & Trust Company.  Because S.Y. Bancorp has no operations of its own, its business and that of Stock Yards Bank & Trust Company are essentially the same.

Who is entitled to vote at the Annual Meeting?

Holders of common stock (“Common Stock”) of S.Y. Bancorp as of the close of business on March 11, 2005 will be entitled to vote at the Annual Meeting.  On March 11, 2005, there were 13,950,934 shares of Common Stock outstanding and entitled to vote, each of which is entitled to one vote except that cumulative voting applies in the election of directors.

How do I vote my shares at the Annual Meeting?

If you are a “record” shareholder of Common Stock (that is, if you hold Common Stock in your own name in S.Y. Bancorp’s stock records maintained by our transfer agent, Stock Yards Bank & Trust Company), you may complete and sign the accompanying proxy card and return it to S.Y. Bancorp or deliver it in person.  Shares will be voted as you instruct.  If you return your proxy card and do not mark your voting instructions on your signed card, David Heintzman and Kathy Thompson as proxies named on the proxy card, will vote FOR the election of the five director nominees and FOR approval of proposed 2005 Stock Incentive Plan.

“Street name” shareholders of Common Stock (that is, shareholders who hold Common Stock through a broker or other nominee) who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares and to follow the voting instructions on such form.

If you are a participant in the Stock Yards Bank & Trust Company 401(k) Profit Sharing Plan, you will receive a proxy card for the shares that you own through that savings plan.  That proxy card will serve as a voting instruction card for the trustee of the plan. If you own shares through the plan and do not vote, the plan trustees will vote the plan shares in the same proportion as shares for which instructions were received under the plan.

Can I change my vote after I return my proxy card?

Yes.  After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a notice of revocation to the Secretary of S.Y. Bancorp or a proxy bearing a later date.  Or you may attend the annual meeting, revoke your proxy and vote in person.  In each event, the later submitted vote will be recorded and the earlier vote revoked.  Your attendance at the Annual Meeting will not revoke your proxy unless you provide written notice of revocation.

What constitutes a quorum for purposes of the Annual Meeting?

The presence at the Annual Meeting in person or by proxy of the holders of a majority of the voting power of all outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business.  Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

What vote is required to approve each item?

Directors will be elected by a plurality of the total votes cast at the Annual Meeting.  Assuming five directors are to be elected, a plurality means that the five nominees receiving the highest number of votes will be deemed elected.  The proposed 2005 Stock Incentive Plan and any other item to be voted upon at the Annual Meeting will pass if votes cast in its favor exceed votes cast against it.

How do I cumulatively vote for directors?

In the election of directors, shareholders have cumulative voting rights.  Under cumulative voting rights, each shareholder is entitled to cast as many votes in the aggregate as equal the number of shares of S.Y. Bancorp Common Stock owned by him or her multiplied by the number of directors to be elected.  Each shareholder, or his or her proxy, may cast all of his or her votes, as thus determined, for a single nominee for director or may distribute them among two or more nominees, in the shareholder’s discretion.

Who counts the votes?

Judges appointed for the meeting will tabulate votes cast in person or by proxy at the Annual Meeting.  These judges also certify the results of the voting.  The judges will also determine whether or not a quorum is present at the meeting.

How are abstentions and broker non-votes treated?

A shareholder entitled to vote for the election of directors may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors.  A shareholder may also abstain from voting on the proposals to fix the number of directors and to approve the proposed 2005 Stock Incentive Plan.  The judges will treat votes withheld from the election of any nominee for director and abstentions from any other proposal as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted in the number of votes cast for or against any matter.  If a broker does not receive voting instructions from the beneficial owner of shares on a particular matter and indicates on the proxy that it does not have discretionary authority to vote on that matter, the judges will treat these shares as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on the matter.

What information do I need to attend the Annual Meeting?

We do not use tickets for admission to the Annual Meeting.  If you are voting in person, we may ask for photo identification.

How does the Board recommend that I vote my shares?

The Board recommends a vote FOR the Directors’ proposal to fix the number of directors at thirteen and to elect the nominated Directors set forth in this document and a vote FOR the proposed 2005 Stock Incentive Plan.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion in the best interests of  S.Y. Bancorp. At the date this Proxy Statement went to press, the Board of Directors had no knowledge of any business other than that described herein that would be presented for consideration at the Annual Meeting.

Who will bear the expense of soliciting proxies?

S.Y. Bancorp will bear the cost of soliciting proxies in the form enclosed.  In addition to the solicitation by mail, proxies may be solicited personally or by telephone, facsimile or electronic transmission by our employees.  We reimburse brokers holding Common Stock in their names or in the names of their nominees for their expenses in sending proxy materials to the beneficial owners of such Common Stock.

Is there any information that I should know about future annual meetings?

Any shareholder who intends to present a proposal at the 2006 Annual Meeting of Shareholders (the “2006 Annual Meeting”) must deliver the proposal to the Corporate Secretary at 1040 East Main Street, Louisville, Kentucky 40206 not later than November 26, 2005, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.  In addition, S.Y. Bancorp’s Bylaws impose certain advance notice requirements on a shareholder nominating a director or submitting a proposal to an Annual Meeting.  Such notice must be submitted to the secretary of S.Y. Bancorp no later than January 26, 2006.  The notice must contain information prescribed by the Bylaws, copies of which are available from the secretary.  These requirements apply even if the shareholder does not desire to have his or her nomination or proposal included in S.Y. Bancorp’s proxy statement.

ITEM 1.  ELECTION OF DIRECTORS

Directors’ Proposal to Fix the Number of Directors and to Elect Directors

The articles of incorporation and bylaws of S.Y. Bancorp provide that the Board of Directors be composed of nine to twenty-five members.  Each year the Board of Directors recommends the number for the coming year and presents a resolution to be adopted by the shareholders at the Annual Meeting.  The Board of Directors has recommended that the number of directors constituting the Board be fixed at thirteen for the ensuing year, subject to approval by shareholders at the Annual Meeting.  If the five individuals nominated are elected, there will be eleven individuals serving on the Board following the date of the 2005 Annual Meeting.  The Board of Directors may appoint individuals to fill vacancies.  Our Board of Directors has determined that Messrs. Carrico, Edinger, Herde, Madison, Simon and Tasman and Drs. Gall and Taylor satisfy the independence requirements of the American Stock Exchange. As a recently retired employee, Mr. Brooks does not satisfy these requirements nor do Mr. Heintzman and Ms. Thompson who are employees of the Bank.

Our Board of Directors consists of three classes, as nearly equal in size as possible.  Each class generally serves a three-year term.  Messrs. Edinger, Heintzman and Tasman and Ms. Thompson are nominees for reelection.  Mr. Herde was elected as a director of Bancorp and the Bank at the December 2004 meetings of the Board of Directors of each entity.  Length of terms and term expiration dates are included in the table below.

Information with Respect to Nominees and Continuing Directors

The following table sets forth information as to persons who serve as our Directors.

		S.Y. Bancorp Common Stock
Name, Age, and		Beneficially Owned
Year Individual	Principal Occupation;	at February 1, 2005
Became Director (1)	Certain Directorships (2)(3)	Amount (4)		% of Class

Nominees to Serve a Three-Year Term Expiring 2008

Charles R. Edinger, III Age 55 Director since 1984	Vice President, J. Edinger & Son, Inc.	247,739	(6)	1.74%

David P. Heintzman Age 45 Director since 1992	Chairman, President and Chief Executive Officer, S.Y. Bancorp, Inc and Stock Yards Bank & Trust Company (7)	217,683	(8)	1.53%

Norman Tasman Age 53 Director since 1995	President, Tasman Industries, Inc. and Tasman Hide Processing, Inc.	254,070	(9)	1.79%

Nominee to serve a Two-Year Term Expiring 2007

Kathy C. Thompson Age 43 Director since 1994	Senior Executive Vice President, S.Y. Bancorp, Inc. and Stock Yards Bank & Trust Company (10)	115,823	(11)	(5)

Nominee to Serve a One Year Term Expiring 2006

Carl G. Herde Age 44 Director since 2005 (12)	Vice President and Chief Financial Officer, Baptist Healthcare System, Inc.	1,066	(13)	(5)

Continuing Directors -Term Expiring 2007

David H. Brooks Age 62 Director since 1985	Retired; Former Chairman and Chief Executive Officer, S.Y. Bancorp, Inc. and Stock Yards Bank & Trust Company (14)	189,660	(15)	1.34%

Stanley A. Gall, M.D. Age 68 Director since 1994	Professor of Obstetrics and Gynecology University of Louisville	16,490	(16)	(5)

Nicholas X. Simon Age 46 Director since 2002	President and CEO, Publishers Printing Company LLC	31,154	(17)	(5)

Continuing Directors - Term Expiring 2006

James E. Carrico Age 63 Director since 1978	Managing Director, Acordia of Kentucky	42,107	(18)	(5)

Bruce P. Madison Age 54 Director since 1989	President and CEO Plumbers Supply Company, Inc.	45,517	(19)	(5)

Robert L. Taylor Age 65 Director since 2003	Professor of Management and Dean Emeritus University of Louisville	3,754	(20)	(5)

(1)                                  Ages listed are as of December 31, 2004.

(2)                                  Except as otherwise noted, each director and nominee has been engaged in his or her chief occupation for five years or more.

(3)                                  No director or nominee holds any directorship in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such act or any company registered as an investment company under the Investment Company Act of 1940.

(4)                                  This column includes, where noted, shares in which members of the nominee’s or director’s immediate family have a beneficial interest.  The column does not, however, include the interest of certain of the listed nominees or directors in shares held by other non-dependent family members in their own right.  In each case, the principal disclaims beneficial ownership of any such shares, and declares that the listing in this Proxy Statement should not be construed as an admission that the principal is the beneficial owner of any such securities.

(5)                                  Less than one percent of outstanding S.Y. Bancorp Common Stock.

(6)                                  Includes 8,000 shares subject to currently exercisable stock options issued under S.Y. Bancorp’s stock incentive plan; 46,258 shares owned by Mr. Edinger’s wife; 139,943 shares owned by a family partnership for which Mr. Edinger shares voting control and derives approximately 9.2% economic benefit; and 2,485 shares held in Mr. Edinger’s Directors’ Deferred Compensation Plan.

(7)                                  Mr. Heintzman was appointed President of Bancorp and the Bank in January 1993, and he assumed the additional titles of Chairman and Chief Executive Officer in January 2005.  He has been with the                                Bank since 1985.

(8)                                  Includes 125,800 shares subject to currently exercisable stock options issued under S.Y. Bancorp’s Stock Incentive Plan; 6,198 shares owned by Mr. Heintzman’s wife; 3,941 shares held by Mr. Heintzman as custodian for his minor daughter; and 13,601 shares held in Mr. Heintzman’s ESOP and 401(k) accounts.

(9)                                  Includes 184,000 shares owned by Mr. Tasman’s mother for which Mr. Tasman shares voting control but from which he derives no economic benefit; 51,404 shares held jointly by Mr. Tasman and his wife; 4,791 shares held as custodian for their son and 13,875 shares held in Mr. Tasman’s Director Deferred Compensation Plan.

(10)                            Ms. Thompson joined the Bank in June 1992 and was appointed Senior Executive Vice President in January, 2005.

(11)                            Includes 54,500 shares subject to currently exercisable stock options issued under S.Y. Bancorp’s Stock Incentive Plan and 7,030 shares held in Ms. Thompson’s ESOP and 401(k) accounts.

(12)                            Mr. Herde was elected as a director of Bancorp and the Bank at meetings of the respective Boards of Directors held in December 2004.

(13)                            Includes 66 shares held in Mr. Herde’s Directors’ Deferred Compensation Plan.

(14)                            Mr. Brooks was appointed Chairman and Chief Executive Officer of Bancorp and the Bank in January 1993.  He joined the Bank in 1971, retired from employment in January 2005, and he remains on the Board of Directors.

(15)                            Includes 59,300 shares subject to currently exercisable stock options issued under S.Y. Bancorp’s Stock Incentive Plan; 50,350 shares owned by Mr. Brooks’ wife; 18,717 shares held in Mr. Brooks’ ESOP and 401(k) accounts and 1,083 shares held in his Directors’ Deferred Compensation Plan.

(16)                            Includes 4,019 shares held in Dr. Gall’s Directors’ Deferred Compensation Plan.

(17)                            Includes 25,700 shares held by Publishers Printing Company, LLC and 2,054 shares held in Mr. Simon’s Directors’ Deferred Compensation Plan.

(18)                            Includes 8,000 shares subject to currently exercisable stock options issued under S.Y. Bancorp’s Stock Incentive Plan.

(19)                            Includes 1,750 shares owned by Mr. Madison’s wife, and 20,965 shares held in Mr. Madison’s Directors’ Deferred Compensation Plan.

(20)                            Includes 400 shares subject to currently exercisable stock options held under S.Y. Bancorp’s Stock Incentive Plan and 1,354 shares held in Dr. Taylor’s Directors’ Deferred Compensation Plan.

Mr. Heintzman and Ms. Thompson are among S.Y. Bancorp’s executive officers.  S.Y. Bancorp’s executive officers serve at the pleasure of S.Y. Bancorp’s Board of Directors, and there are no arrangements or understandings regarding their selection or appointment as officers of S.Y. Bancorp.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF

Messrs. Edinger, Heintzman, Tasman, and Herde and Ms. Thompson.

CORPORATE GOVERNANCE AND RELATED MATTERS

BOARD OF DIRECTORS’ MEETINGS, COMMITTEES AND FEES

During 2004, the Board of Directors of S.Y. Bancorp held ten regularly scheduled and special meetings.  All directors of S.Y. Bancorp are also directors of the Bank.  During 2004 the Bank’s Board of Directors held fourteen regularly scheduled and special meetings.

All directors attended at least 75% of the number of meetings of the Board and committees of the Board on which they served.  All directors are encouraged to attend annual meetings of shareholders, and all attended the 2004 Annual Meeting with the exception of Mr. Carrico who was on vacation.

S.Y. Bancorp has an Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee of the Board of Directors.

Audit Committee

The Board of Directors of S.Y. Bancorp, Inc. maintains an Audit Committee comprised of four directors who are not officers of S.Y. Bancorp.  The Audit Committee is comprised of Messrs. Carrico, Madison, Herde and Simon.  Each of these individuals meets the American Stock Exchange independence requirements for membership on an audit committee.  The Board of Directors has adopted a written charter for the Audit Committee, and this charter is included as Appendix A to this proxy statement.

The Audit Committee oversees S.Y. Bancorp’s financial reporting process on behalf of the Board of Directors.  Management has primary responsibility for the financial statements and the reporting process including the systems of internal controls.  In fulfilling its oversight responsibilities, the Committee, among other things, considers the appointment of the independent auditors for S.Y. Bancorp, reviews with the auditors the plan and scope of the audit and audit fees, monitors the adequacy of reporting and internal controls, meets regularly with internal and independent auditors, reviews the independence of the independent auditors, reviews S.Y. Bancorp’s financial results as reported in Securities and Exchange Commission filings, and approves all auditing and non auditing services performed by its independent auditors.  The Audit Committee meets with our management at least quarterly to consider the adequacy of our internal controls and the objectivity of our financial reporting. This Committee also meets with the independent auditors and with our own appropriate financial personnel and internal auditors regarding these matters. Both the independent auditors and the internal auditors regularly meet privately with this Committee and have unrestricted access to this Committee.  The Audit Committee held six meetings during 2004.

The Board of Directors has determined that Carl G. Herde is an audit committee financial expert for S.Y. Bancorp and is independent as described in the paragraph above.  See “CORPORATE GOVERNANCE AND RELATED MATTERS — REPORT OF THE AUDIT COMMITTEE” for more information.

Nominating and Corporate Governance Committee

S. Y. Bancorp formed the Nominating and Corporate Governance Committee in 2004.  This committee is comprised of three independent non-employee directors and responsibilities of the committee are set forth in a written charter satisfying the American Stock Exchange’s corporate governance standards, requirements of federal securities law, and incorporating other best practices.  The Board of Directors adopted the charter for the Nominating and Corporate Governance Committee and this charter is included as Appendix B to this proxy statement.

Among the committee’s duties are identifying and evaluating candidates for election to the board of directors, including consideration of candidates suggested by shareholders.  This committee had one meeting during 2004.

Compensation Committee

The members of the Compensation Committee are Messrs. Madison and Tasman and Drs. Gall and Taylor, all of whom are independent non-employee Directors. The functions of this committee include making recommendations to our Board of Directors establishing the compensation of executive officers and reviewing the compensation of Directors.  The Compensation Committee held one meeting during 2004.

How are Directors compensated?

For 2004, non-employee directors received an annual retainer of $3,600.  All Bancorp’s directors received $900 for each meeting of S.Y. Bancorp’s Board of Directors he or she attended, if the meeting was not held immediately before or after a meeting of the Board of Directors of the Bank.  S.Y. Bancorp’s directors are also directors of the Bank, and received $900 for each Bank board meeting attended.

Non-employee directors of S.Y. Bancorp and the Bank who are members of the various committees of the Board of Directors received $400 per meeting of S.Y. Bancorp’s Audit Committee, $400 per meeting of S.Y. Bancorp’s Compensation Committee $400 per meeting of S.Y. Bancorp’s Nominating and Corporate Governance Committee, $400 per meeting attended of the Bank’s Trust Committee, and $300 per meeting attended of the Bank’s Loan Committee.

Directors may defer all or a portion of their fees under our deferred compensation plan.

Under the 1995 Stock Incentive Plan non-employee directors received a one-time grant of options to purchase 1,000 shares of S.Y. Bancorp Common Stock.  In addition in 2004 shareholders approved an additional grant to each director of options to purchase 1,000 shares of S.Y. Bancorp Common Stock.  These options were granted at the fair market value of S.Y. Bancorp Common Stock at the time of the grant and are adjusted for subsequent stock splits, stock dividends, etc.

Shareholders may communicate directly to the Board of Directors in writing by sending a letter to the Board at: S.Y. Bancorp Board of Directors, P.O. Box 32890, Louisville, KY 40232-2890.  All communications directed to the Board of Directors will be received and processed by the Nominating and Corporate Governance Committee without any editing or screening.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee acts under a written charter approved and adopted by the Board of Directors.  The Audit Committee reviews S.Y. Bancorp’s financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

The Committee discussed with management, the internal auditors and the independent auditors the quality and adequacy of S.Y. Bancorp’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing.  The Committee reviewed both with the independent and internal auditors their audit plans, audit scope and identification of audit risks.  The Committee also discussed the results of the internal audit examinations.

In this context, the Audit Committee has met and held discussions with management and the independent auditors.  Management represented to the Audit Committee that S.Y. Bancorp’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the quarterly and year end consolidated financial statements contained in filings with the Securities and Exchange Commission with management and the independent auditors.  The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, Communication With Audit Committees.

In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from S.Y. Bancorp and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No.1, Independence Discussions with Audit Committees.  The Audit Committee has also considered whether the independent auditors’ provision of non-audit services to S.Y. Bancorp is compatible with the auditors’ independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements be included in S.Y. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the SEC.

The Audit Committee of the Board of Directors of S.Y. Bancorp, Inc.

James E. Carrico, Chairman	Bruce P. Madison
Carl G. Herde	Nicholas X. Simon

The following table presents fees for professional audit services rendered by KPMG LLP for the audits of S.Y. Bancorp’s financial statements for 2004 and 2003 and fees billed for other services rendered by KPMG LLP:

	2004	2003
Audit fees, excluding audit related (1)	$196,750	$89,000
Audit-related fees (2)	2,750	7,250
Tax fees (3)	2,800	19,415
All other fees	—	—
Total fees	$202,300	$115,665

(1)                                  Audit fees include fees for the consolidated audit and review of Form 10-K as well as fees for the reviews of quarterly financial information filed with the SEC on Form 10-Q and FDICIA procedures.  2004 total includes $105,000 for Sarbanes-Oxley related audit of internal controls.

(2)                                  Audit related fees consisted of FHLB reporting in both years, Sarbanes-Oxley planning consultations in 2003, and work performed related to research and consultation relating to the accounting for the Bank’s deferred director’s fees plan in 2003.

(3)                                  For 2003 tax fees include tax compliance and tax consulting services.  Tax consulting fees consist primarily of consultations regarding deferred compensation plans and partnerships that yield low-income housing tax credits.  Effective 2004 tax compliance and consulting services were provided by another accounting firm.  Fees paid to KPMG in 2004 were incurred as part of the transition.

The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by its independent auditors, except they have pre-approved the performance of audit-related services for which fees may total up to $5,000 annually.  In 2004, no audit-related fees were incurred under this approval.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, our Directors and persons who own more than 10% of a registered class of S.Y. Bancorp’s common stock to file initial reports of ownership and changes in ownership with the SEC and the AMEX.  Such executive officers, Directors and shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us and written representations from the applicable executive officers and our Directors, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis for the year ended December 31, 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth in the following table is the beneficial ownership of our Common Stock as of February 1, 2005 for each person or entity known by us to beneficially own more than five percent of the outstanding shares of our Common Stock; our executive officers not shown in the table under the heading, “Election of Directors;” all our Directors and executive officers as a group; and Directors, executive officers and employees as a group.  “Executive Officer” means the chairman, president, any vice president in charge of a principal business unit, division or function, or other officer who performs a policy making function or any other person who performs similar policy making functions and is so designated by the Board of Directors.  For a description of the voting and investment power with respect to the shares beneficially owned by the eleven directors and nominees for election as directors of S.Y. Bancorp, see the table under the heading, “Election of Directors.”

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of S.Y. Bancorp Common Stock (1)

Stock Yards Bank & Trust Company	910,060		6.5%
1040 East Main Street
Louisville, Kentucky 40206

Gregory A. Hoeck	29,876	(3)	(2)

Phillip S. Smith	61,526	(4)	(2)

Nancy B. Davis	102,245	(5)	(2)

Directors and executive officers of Bancorp as a group (16) persons)	1,352,840	(6)	9.3%

Directors, executive officers, and employees of S.Y. Bancorp and the Bank as a group (331 persons)	1,959,222	(7)	13.5%

(1)                                Shares of S.Y. Bancorp Common Stock subject to currently exercisable options under S.Y. Bancorp’s Stock Incentive Plan are deemed outstanding for purposes of computing the percentage of S.Y. Bancorp Common Stock beneficially owned by the person and group holding such options but are not deemed outstanding for purposes of computing the percentage of S.Y. Bancorp Common Stock beneficially owned by any other person or group.

(2)                                Less than one percent of outstanding S.Y. Bancorp Common Stock.

(3)                                Includes 22,640 shares subject to currently exercisable stock options issued under S.Y. Bancorp’s Stock Option Plans; and 3,236 shares held in Mr. Hoeck’s ESOP and 401(k) accounts.

(4)                                Includes 30,640 shares subject to currently exercisable stock options issued under S.Y. Bancorp’s Stock Option Plans;470 shares held jointly by Mr. Smith and his wife; and 9,241 shares held in Mr. Smith’s ESOP and 401(k) accounts.

(5)                                Includes 41,200 shares subject to currently exercisable stock options issued under S.Y. Bancorp’s Stock Option Plans; 6,504 shares owned by Ms. Davis’ husband; and 6,197 shares held in Ms. Davis’ ESOP and 401(k) accounts.

(6)                                Includes 369,120 shares subject to currently exercisable stock options and 63,100 shares held in ESOP and 401(k) accounts.

(7)                                The shares held by the group include 170,551 shares held by non-executive officers and employees of the Bank.  In addition, 160,720 shares are subject to currently exercisable stock options held by non-executive officers of the Bank and 275,111 shares are held by present employees of the Bank in their ESOP and 401(k) accounts, with sole voting power and no current investment power.  S.Y. Bancorp has not undertaken the expense and effort of compiling the number of shares certain officers and employees of the Bank may hold other than directly in their own name.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee is comprised of four members of the Board of Directors who are not, nor have they been, employees of S.Y. Bancorp or the Bank and who satisfy the independence requirements of the American Stock Exchange.  The Committee is responsible for establishing and administering S.Y. Bancorp’s executive compensation programs and the Board of Directors has adopted a written charter for the Compensation Committee.  The compensation philosophy of the Committee supports S.Y. Bancorp’s primary objective of creating value for its shareholders.  The Compensation Committee strives to ensure the compensation of S.Y. Bancorp’s executive officers is adequate to attract and retain talented individuals with proven abilities to lead S.Y. Bancorp and the Bank so growth and profitability are realized while maintaining stability and capital strength.  The Committee believes the following compensation strategies for S.Y. Bancorp’s executive officers, including the Chief Executive Officer (the “CEO”), achieve this objective.

The committee has periodically contracted with compensation consulting firms to study the Bank’s executive officers’ compensation.  These reviews have identified compensation practices as well as peer banks based on size, complexity, and demographics.  The reviews also identified similar positions within each peer bank to compare with each of the Bank’s executive officers.  Factors considered when comparing other institutions’ compensation information to that of the Bank include growth of earnings per share, and return on average assets and equity.  The Compensation Committee updated the information in these studies by reference to 2004 proxy information for peer banks, and the peer group has been modified to delete and add peers as circumstances (eg. acquisitions) change.  For 2004 the peer group was comprised of 16 banks.  Because there is a qualitative relationship between performance and executive officer compensation, the salary increases noted in the Summary Compensation Table were made in light of S.Y. Bancorp’s and the Bank’s market and earnings growth and other favorable factors.  Salaries are based on individual performance contributions within a competitive salary range.  Pay levels are competitive within a range the Committee considers reasonable and necessary.

Base Salary.  Executive officers’ salaries are determined by evaluating both the most recent comparative peer data as described above and the role and responsibilities of their positions.  Individual salary increases are reviewed annually and are based on the Bancorp’s comparative performance to the peer group and the executive’s individual performance during the preceding year.  In light of Mr. Heintzman’s being named by the Board of Directors as successor to the CEO beginning in 2005 his salary was based on a formula which called for his salary in 2004 to be 90% of the Chief Executive’s salary.

Annual Incentive Compensation.  The objective of annual incentive compensation is to deliver competitive levels of compensation for the attainment of annual financial objectives and operating results.  The Committee believes these to be primary drivers of stock price performance over time.  Therefore, the Committee established an incentive program based upon the achievement of earnings per share goals.  The annual determination as to whether incentives will be paid is based upon the achievement of earnings per share growth of at least 10%.  Because that growth goal was not met in 2004, no executive incentives were paid with the exception of Kathy Thompson who received incentive compensation based upon achieving financial goals of Stock Yards Trust Company.

Long Term Incentives.  The Committee believes the granting of stock options to executives best serves the interests of shareholders by providing those persons having responsibility for the management and growth of S.Y. Bancorp and the Bank with an opportunity to increase their ownership of S.Y. Bancorp Common Stock.  By increasing executive officer ownership, these individuals will have an added incentive to maximize shareholder value.  Executive officers are granted options, from time to time, giving them the right to purchase S.Y. Bancorp Common Stock at a specified price in the future.  The number of stock options granted is based upon individual performance contributions and comparative practices.  Based on review of peer data, the Compensation Committee  determines the number of shares available for the granting of stock options to each executive officer.  These grants have an option price of 100% of the market value on the date of the grant.  See the discussion under “Stock Incentive Plan” below.

Chief Executive Officer’s Compensation.  In determining the base pay for Mr. Brooks, the Committee used the factors detailed above.  Considering his retirement at the end of 2004, Mr. Brooks suggested the Committee not increase his salary in 2004.  Accordingly, his salary was $404,000 in both 2003 and 2004.  At this level in 2003 Mr. Brooks salary approximated the targeted 80th percentile of peers.  The Committee established this target based on S.Y. Bancorp’s earnings per share growth and return on average assets and equity exceeding the 90th percentile of its peer group.

As described above, Mr. Brooks’ annual incentive compensation was determined under an incentive plan which required at least a 10% increase in S.Y. Bancorp’s corporate earnings per share over the prior year.  Because that goal was not met in 2004, Mr. Brooks did not receive compensation for 2004.

In summary, the Committee believes the total compensation program for S.Y. Bancorp’s executive officers is competitive with programs offered by similar institutions, and executive compensation is appropriate to further the goals and objectives of S.Y. Bancorp and the Bank.

The Compensation Committee of the Board of Directors of S.Y. Bancorp, Inc.

Bruce P. Madison, Chairman	Stanley A. Gall
Norman Tasman	Robert L. Taylor

Summary Compensation Table

The following table shows the compensation paid by the Bank for the three years ended December 31, 2004, for services in all capacities to the CEO and the five most highly compensated executive officers of S.Y. Bancorp.

Summary Compensation Table

					Long Term
		Annual Compensation			Compensation
Name and				Other	Securities
Principal				Annual	Under lying	All Other
Position	Year	Salary	Bonus(2)	Compensation(3)	Options	Compen sation(4)

David H. Brooks	2004	$404,000	—	—	—	$33,024
Chairman and Chief	2003	$404,000	$129,000	—	16,700	$31,952
Executive Officer (1)	2002	391,900	176,400	—	9,300	29,396

David P. Heintzman	2004	364,000	—		23,900	32,180
President (1)	2003	343,400	110,000	—	15,000	31,108
	2002	291,700	131,300	—	7,900	29,586

Kathy C. Thompson	2004	225,000	67,500		8,900	31,191
Executive Vice	2003	220,000	34,000	—	9,300	30,896
President	2002	210,600	65,000	—	3,400	29,203

Gregory A. Hoeck	2004	165,000	—		6,000	15,711
Executive Vice	2003	162,000	34,000	—	4,500	15,418
President	2002	156,300	27,400	—	2,500	15,147

Phillip S. Smith	2004	168,500	—		6,000	16,377
Executive Vice	2003	165,000	30,000	—	4,500	16,089
President	2002	160,650	24,100	—	2,500	15,285

Nancy B. Davis	2004	165,500	—		6,000	16,049
Executive Vice	2003	162,000	30,000	—	4,500	15,758
President, Secretary,	2002	157,300	23,600	—	2,500	15,045
Treasurer and Chief Financial Officer

(1)                                Effective January 1, 2005 Mr. Brooks retired and Mr. Heintzman assumed the additional titles of Chariman and Chief Executive Officer.

(2)                                Incentive compensation plan is described above.  See “Annual Incentive Compensation”.

(3)                                  The aggregate amount of all perquisites and other personal benefits received by the individuals listed in the above table did not exceed the lesser of $50,000 or 10 percent of the total salary and bonus reported for the respective executive officer.

(4)                                  Includes director compensation.  See “ CORPORATE GOVERNANCE AND RELATED MATTERS BOARD OF DIRECTORS’ MEETINGS, COMMITTEES, AND FEES - How are Directors compensated?”  Includes contributions by the Bank to the Bank’s defined contribution plans (money purchase, deferred income (401(k)) profit sharing and employee stock ownership plans) as set forth below.  Also includes various payments, primarily life insurance policy premiums.  The officers’ families are the beneficiaries of these policies.

	Mr. Brooks	Mr. Heintzman	Ms. Thompson	Mr. Hoeck	Mr. Smith	Ms. Davis

Director compensation	$12,600	$12,600	$12,600	$—	$—	$—
Contribution to 401(k) plan	12,300	12,300	12,300	9,930	10,110	9,930
Contribution to ESOP	4,100	4,100	4,100	3,310	3,370	3,310
Other	4,024	3,180	2,991	2,471	2,897	2,809
	33,024	32,180	31,991	15,711	16,377	16,049

Stock Incentive Plan

S.Y. Bancorp has a stock option plan under which options may be granted to officers, other key employees of the Bank, and non-employee directors.  Key employees are those persons who, in the judgment of the Compensation Committee, are mainly responsible for the success of the Bank.  Options under this plan are granted at the fair market value of S.Y. Bancorp’s Common Stock at the time of the grant.

The following table summarizes options granted during 2004 to the executive officers named in the Summary Compensation Table.

OPTIONS GRANTED IN LAST FISCAL YEAR

						Potential Realizable
	Number of		% of			Value at Assumed Annual
	Securities		Total			Rates of Stock Price
	Underlying		Options	Exercise		Appreciation for
	Options		Granted	Price	Expiration	Option Term(3)
Name	Granted		in 2004	Per Share	Date	5%	10%

David H. Brooks	—		—	—	—	$—	$—
David P. Heintzman	23,900	(1)	13.5	23.95	12/14/14	359,982	912,266
Kathy C. Thompson	8,900	(1)	5.0	23.95	12/14/14	134,052	339,714
Gregory A. Hoeck	6,000	(2)	3.4	23.95	12/14/14	90,372	229,021
Phillip S. Smith	6,000	(2)	3.4	23.95	12/14/14	90,372	229,021
Nancy B. Davis	6,000	(1)	3.4	23.95	12/14/14	90,372	229,021

All Shareholders			n/a	23.95	n/a	$210,414,911	$533,232,697

(1)                                  These options were granted in December 2004 and become exercisable six months following the grant date.

(2)                                  These options were granted in December 2004 and become exercisable in 20% increments over five years beginning one year after grant date.

(3)                                  All shareholders are shown for comparison purposes only.  The potential realizable value to all shareholders is the aggregate net gain for all shareholders, assuming a hypothetical ten-year option if the price of S.Y. Bancorp stock increases at the assumed annual rates shown in the table.  Appreciation is computed using actual strike price of options of $23.95 and is based on actual option term and annual compounding, without regard to the taxes associated with gains upon option exercises. These amounts assume the stated rates of appreciation will be realized.  Actual gains, if any, are dependent upon the future performance of the Company’s Common Stock.  The potential realizable value of stock price appreciation for the option term related to the option grant for all executive officers of S.Y. Bancorp at 5% is $765,151 and at 10% is $1,939,043, which represents .36% of the total potential realizable value for all shareholders at 5% and 10%.

The following table shows, as to the individuals included in the Summary Compensation Table, information as to aggregate options exercised in 2004 and December 31, 2004 year end option values.

Aggregated Options Exercised In 2004 and 2004 Year End Option Values

			Number of Securities
	Shares		Underlying Unexercised		Value of Unexercised
	Acquired		Options at		In the Money Options at
	on	Value	December 31, 2004		December 31,2004(1)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

David H. Brooks	78,400	$936,726	59,300	—	$308,594	$—
David P. Heintzman	58,320	1,063,457	125,800	23,900	1,288,237	3,585
Kathy C. Thompson	—	—	82,086	8,900	1,101,024	1,335
Gregory A. Hoeck	—	—	21,600	17,600	234,847	76,934
Phillip S. Smith	40,000	716,874	29,600	17,600	357,647	76,934
Nancy B. Davis	41,600	802,095	41,200	6,000	433,680	17,520

(1)                                  In the money computation based upon December 31, 2004 market value of S.Y. Bancorp’s Common Stock of $24.10.

Senior Officer Security Plan

The Bank has established a Senior Officer Security Plan (the “Security Plan”) for a select group of management and highly compensated officers who contribute materially to the continued growth, development, and future business success of the Bank.  Life insurance owned and paid for by the Bank has been purchased on each covered officer.  The Security Plan is designed so that if the assumptions made as to mortality experience, policy dividends and other factors are realized, the Bank will recover both the cost of benefits and after tax costs of the plan.  The amount of benefits to be received under the Security Plan, for the officers listed below, was determined by projecting each participant’s current salary amount to that at his/her retirement date.  His/her expected social security benefits and expected benefits under the defined contribution plans were also estimated.  The Security Plan supplemental retirement benefit amount was determined to be the amount necessary to bring total retirement payments to an approximate 75% of his/her projected salary at retirement age.  Under the Security Plan, the following individuals listed in the Summary Compensation Table will receive the following annual supplemental retirement benefits at their normal retirement age of 65 or lesser amounts if they leave before full vesting.  There are also pre-retirement death benefits provided by the Security Plan.  These benefits will be fully vested and payable in a lump sum upon a change in control.

David H. Brooks	$84,000 each year for 15 years
David P. Heintzman	$136,500 each year for 15 years
Kathy C. Thompson	$82,000 each year for 15 years

In 2001, Phillip S. Smith and Nancy B. Davis were included in a modified version of the Security Plan.  The Bank purchased life insurance on each of these two officers which would provide for pre-retirement death benefits.  Upon retirement each of these two individuals will receive the investment value of the policies rather than a defined benefit.

Senior Executive Severance Agreement

The Bank has established a Senior Executive Severance Agreement (the “Severance Agreement”) for certain Executive Officers of the Bank.  S.Y. Bancorp and the Bank have concluded it to be in the best interests of S.Y. Bancorp, its Shareholders and the Bank to take reasonable steps to help assure key executives of the Bank that they will be treated fairly in the event of a tender offer or takeover bid, or an actual Change in Control.  It is important, should S.Y. Bancorp receive take over or acquisition proposals from third parties, that S.Y. Bancorp be able to call upon the key executives of the Bank for their advice and assessment of whether such proposals are in the best interests of shareholders, free of the influences of their personal employment situations.  This severance agreement was not entered into because of any belief by management that a Change in Control of S.Y. Bancorp was imminent.

The Severance Agreement provides that, in the event (1) an executive is forced to resign shortly before or following a Change in Control of S.Y. Bancorp or (2) an executive voluntarily terminates employment with the Bank for up to three years following a Change in Control, the Bank will pay the executive a severance payment equal to 299 percent of the executive’s annual salary prior 5 years average compensation plus any excise taxes incurred on the payments if a “Parachute Payment” under Code Section 280G.  Should voluntary termination occur between 24 and 36 months following the Change in Control, the executive will receive only 2/3 of the severance payment.  Furthermore, if the executive is 58 years old or more at the date of the severance payment, the amount of the payment is reduced.  As the executive approaches retirement age of 65 years, the severance payment decreases proportionately to zero at age 65.  The severance agreement also provides that the Bank pay legal fees and expenses incurred in contesting any termination or enforcing the severance agreement.

Shareholder Return Performance Graph

The following performance graph compares the performance of Bancorp Common Stock to the Russell 2000 index, the SNL AMEX Bank index and SNL Midwest Bank index for Bancorp’s last five fiscal years.  The graph assumes the value of the investment in Bancorp Common Stock and in each index was $100 at December 31, 1999, and that all dividends were reinvested.

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
S.Y. Bancorp, Inc.	100.00	94.34	157.51	177.91	200.23	238.77
Russell 2000 Index	100.00	96.98	99.39	79.03	116.38	137.71
SNL AMEX Bank Index	100.00	94.60	125.09	146.20	186.07	216.59
SNL Midwest Bank Index	100.00	121.10	123.76	119.39	152.82	172.44

TRANSACTIONS WITH MANAGEMENT AND OTHERS

The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain directors and officers of S.Y. Bancorp and the Bank and their associates, as well as with corporations or organizations with which they are connected as directors, officers, shareholders or partners.  These banking transactions are made on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons.  In the opinion of management of S.Y. Bancorp and the Bank, such transactions do not involve more than the normal risk of collectibility or present other unfavorable features.  Loans made to directors and executive officers are in compliance with federal banking regulations and are thereby exempt from insider loan prohibitions included in the Sarbanes-Oxley Act of 2002.

At December 31, 2004, loans to directors and officers of S.Y. Bancorp and the Bank and their associates totaled $5,370,000 equaling 4.6% of the Bancorp’s consolidated stockholders’ equity.

ITEM 2.  APPROVAL OF THE 2005 STOCK INCENTIVE PLAN

On March 15, 2005, the Board of Directors adopted the S.Y. Bancorp, Inc. 2005 Stock Incentive Plan (the “2005 Plan”), subject to approval by holders of a majority of the total votes eligible to be case at the annual meeting.  The following summary of the material provisions of the 2005 Plan does not purport to be complete and is qualified in its entirety by reference to the 2005 Plan.  For purposes of this summary, any reference to the Company includes the Company and its subsidiaries.  A copy of the 2005 Plan is attached as Appendix C.  The Board adopted the 2005 Plan in anticipation of the expiration on April 26, 2005 of the authority to grant options under the Amended and Restated 1995 Stock Option Plan (the “1995 Plan”).

Purpose of the 2005 Plan

The purpose of the 2005 Plan is to further the best interests of the Company by (a) assisting the Company in attracting and retaining highly qualified key employees and directors and (b) providing such persons with an additional incentive to work to increase the value of the Company’s stock by granting them a stake in the future of the Company which corresponds to the stake of each of the Company’s shareholders.  The Company believes that an equity stake through equity compensation programs effectively aligns employee, director and stockholder interest by motivating and rewarding long-term performance that will enhance stockholder value.

Administration

The 2005 Plan will be administered by the Committee.  For awards granted to directors, the Committee is the entire Board of Directors; for awards to named executive officers, the Committee is the Compensation Committee appointed by the Board of Directors.  It is intended that each member of the Compensation Committee will be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”).  The Committee will have the authority to construe and interpret the 2005 Plan, to establish, amend or waive rules for its administration, and to make all other determinations necessary and advisable for the administration of the 2005 Plan.

Number of Shares

The Plan allows awards of stock options, stock appreciation rights settled in stock and restricted stock to be made over the 2005 Plan’s term up to a maximum of 700,000 shares of the Company’s common stock of no par value (“Stock”).

This maximum number of shares is subject to adjustment in the event of certain events such as a stock dividend, stock split or the like.  If and to the extent stock awards under either the 1995 Plan or 2005 Plan expire or terminate for any reason without having been exercised in full, or are forfeited, without, in either case, the participant having realized any of the economic benefits of a shareholder, the shares associated with such awards (to the extent not fully exercised, forfeited or as to which no economic benefit was realized) will again become available to be granted under the 2005 Plan.

Eligibility and Participation

Employees and directors of the Company who are expected by the Committee to be in a position to make a significant contribution to the success of the Company are eligible to receive awards under the 2005 Plan.

Types of Plan Awards

Stock Options

The Committee may grant options to participants at any time and from time to time in the form of options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code (“ISOs”), options that are not intended to so qualify (“NQSOs”), or a combination of the two.  The exercise price of any option granted may not be less than the fair market value of the Company stock on the date the option is granted.

Each option is evidenced by an award certificate or agreement between the participant and the Company which sets forth the terms and conditions of the option.  The option agreement must specify the exercise price per share subject to the option, the duration of the option, the number of shares to which the option relates and such other provisions as the Committee may determine or that are required by the 2005 Plan.

In general, each option will expire at such time as is determined by the Committee at the time of grant as set forth in the award agreement; provided, however, the right to exercise an ISO  will terminate no later than the earliest of:  (i) the expiration of 12 months in the event of termination of employment or service due to disability or death; (ii) three months following termination of employment or service for any other reason; or (iii) the tenth anniversary of its grant. NQSO’s might be granted for exercise over longer periods after employment or service termination.

Stock Appreciation Rights

The plan also allows grant of Stock Appreciation Rights (SAR). Each SAR, which can be granted in tandem with an Option or by itself, grants a participant the right to receive upon exercise Stock equal to the appreciation in value of one share of Stock since the date the SAR was granted.

In general, each option will expire at such time as is determined by the Committee at the time of grant as set forth in the award agreement, but if issued in tandem with an Option will expire if the option is exercised in lieu of the SAR.

Restricted Stock

A restricted stock award represents shares of the Company’s stock that may be issued subject to restrictions on transfer and vesting requirements as determined by the Committee.  Vesting requirements may be based on the continued service of the participant for specified time periods or on the attainment of specified business performance goals established by the Committee, or a combination of both.  Except as provided in an award agreement, the participant will have immediate right of ownership with respect to the shares granted under a stock award, including the right to vote the shares and the right to receive dividends with respect to the shares. Transfer of Stock during the restriction period will generally be prohibited.

The Committee may decide to condition the vesting of a stock award on the achievement of one or more objective performance goals, and if the Committee determines that such performance conditions should be considered “performance-based compensation” under Section 162(m) of the Code, the performance goals must relate to one of the following performance criteria:  (i) earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis); (ii)return on equity; (iii) return on assets; (iv) revenues; (v) expenses or expense levels; (vi) one or more operating ratios; (vii) stock price; (viii) stockholder return; (ix) the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; or (x) economic value added.

Limitations on Awards

The maximum number of shares of Stock that may be subject to all awards granted under the 2005 Plan to any one participant during a calendar year is 40,000.  The maximum number of shares of Stock that may be subject to Restricted Stock Awards to any one participant during a calendar year is 20,000.  Awards of Options or SARs may not be made at exercise or base price less than fair market value of the Stock on the date the award is granted.  Fair Market Value, if the Stock is listed on a national securities exchange, is the closing price per share on a given date; if the Stock is traded on an exchange or market in which prices are reported in terms of bid and asked prices, the average of the closing bid and asked prices for a share on a given date is fair market value.

Change of Control

Unless otherwise provided in an award agreement, in the event of a change of control (as defined in the 2005 Plan), an award granted under the 2005 Plan will become fully vested and all restrictions thereon will lapse whether or not otherwise vested at such time, and any such options so accelerated will remain exercisable in full thereafter until it expires pursuant to its terms.

Transferability of Awards

All ISOs, SARs issued in tandem with ISOs, and all Restricted Stock Awards granted under the 2005 Plan are non-transferable by the participant except by will or by the laws of descent and distribution.  NQSO and SARs not linked to ISOs may be allowed by the Committee to be transferred via gift to certain “permitted transferees” which includes immediate family members and certain trusts, or entities in which the participant or family members have majority control.  If a NQSO or SAR is transferred, the tax consequences upon exercise to the participant generally do not change (see below).

Term, Amendment and Termination

The authority to issue stock awards under the 2005 Plan will terminate on the date 10 years after the adoption of the Plan by the Board of Directors, unless terminated earlier by the Board of Directors.  The Board of Directors may at any time and from time to time and in any respect amend or modify the 2005 Plan, except in certain circumstances that require the approval of the shareholders.  No amendment or modification of the 2005 Plan will adversely affect any outstanding award without the consent of the participant, decrease the price of an option to less than the option price on the date of grant or extend the exercise period of an option beyond the period initially set in the award agreement.

Tax Treatment of Awards

Incentive Stock Options

The recipient of an ISO will not realize taxable income upon the grant or the exercise of an ISO.  The Company will not receive an income tax deduction at either such time.  However, the excess of the fair market value of the Company’s stock at the time of exercise over the exercise price is an item of adjustment in computing the alternative minimum taxable income of the recipient.  If the recipient does not dispose of the shares of the common stock acquired upon exercising an ISO within either (i) two years after the grant of the ISO or (ii) one year after the date shares of the common stock are transferred to the recipient pursuant to the exercise of the ISO, the gain upon a subsequent disposition of the shares will be taxed at capital gain rates.  If the recipient, within either of the above periods, disposes of the shares of the common stock acquired upon exercise of the ISO, the recipient will recognize as ordinary income an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise.  In such event, the Company would be entitled to a corresponding income tax deduction equal to the amount recognized as ordinary income by the recipient.  Any gain in excess of the spread in value at exercise that is recognized by the recipient as ordinary income would be taxed as long-term capital gain or short-term capital gain (subject to the holding period requirements for long-term or short-term capital gain treatment).

Nonqualified Stock Options

Upon the exercise of a nonqualified option, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares of the common stock received over the exercise price of such shares and for employees, such excess is also subject to applicable income and employment tax withholding.  That amount increases the recipient’s basis in the stock acquired pursuant to the exercise of the NQSO.  Upon a subsequent sale of the stock, the participant will recognize short-term or long-term capital gain or loss depending upon the participant’s holding period for the stock and upon the stock’s subsequent appreciation or depreciation in value.  The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the participant upon the participant’s exercise of the option.

Stock Appreciation Rights

As with Options, there is no tax consequence to the grant of a right.  Upon the exercise of a SAR for which no payment from the participant is required, the participant will realize ordinary income in an amount equal to the fair market value of the Stock received and, for employees, such excess is also subject to applicable income and employment tax withholding at that time. The amount so taxed then becomes the participant’s tax basis in the Stock acquired pursuant to the exercise of the SAR.  Upon a subsequent sale of the stock, the  participant will recognize short-term or long-term capital gain or loss depending upon the  participant’s holding period for the stock and upon the stock’s subsequent appreciation or depreciation in value.  The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the participant upon the participant’s exercise of the option.

Restricted Stock

A  participant will recognize ordinary income, and the Company will be allowed a tax deduction, at the time an unrestricted stock is granted.  A  participant will not recognize income, and the Company will not be allowed a tax deduction, at the time restricted stock that is subject to a “substantial risk of forfeiture” within the meaning of the Code is granted, unless the  participant makes an election to accelerate recognition of the income to the date of grant as described below.  When the restrictions lapse, the  participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time.  If the participant files an election under Section 83(b) of the Code within 30 days after the date of grant of restricted stock, the participant will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time.  Any appreciation in the stock after the tax date will be taxable to the participant upon disposition at capital gains rates if the holding period for such rates is met.

Section 162(m)

Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code.  Awards that qualify as “performance based compensation” are exempt from Section 162(m), thus allowing the Company the full federal tax deduction for such compensation.  The 2005 Plan allows, but does not require, the Committee to grant stock awards that will be exempt from the deduction limits of Section 162(m) and all stock options issued under the 2005 Plan will be exempt because the exercise price will never be less than the fair market value on the date of grant.

Payment with Stock

If the Committee decides to allow  participants to pay for the exercise price of an option and any withholding obligations with stock of the Company which the participant has owned for at least six months (12 months in the case of Stock acquired upon exercise of an ISO), the participant will not be required to recognize any built-in appreciation on the previously held stock as a result of the payment and will have a basis in the new option stock equal to the basis in the previously held stock plus any taxes paid as a result of the exercise.

Tax Withholding

The Company may deduct from any payment made under the 2005 Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the participant to pay to the Company such withholding taxes prior to and as a condition of the making of any payment or the issuance or delivery of any shares of Stock under the 2005 Plan, or to deduct from any other compensation payable to the participant any withholding taxes required with respect to awards.  The Committee may allow a participant to satisfy this obligation by (i) withholding shares of Stock from any payment in Stock to be made, or (ii) permitting the participant to deliver to the Company previously acquired shares of Stock, in each case having an aggregate fair market value equal to the amount of required withholding taxes.

Estimate of Benefits

Awards that will be made under the 2005 Plan are not presently determinable.  In 2004, the following awards were granted under the 1995 Plan:  176,400 options to purchase common stock of the Company at $23.95 per share, the then current market value.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

Equity Compensation Plan Information

The following table furnishes common shares authorized for issuance under equity compensation plans.  Bancorp has currently only issued stock options as equity compensation. The 1995 Stock Incentive Plan does include stock appreciation rights; however, it does not contain provisions for stock warrants. For further information on stock options see Note 14 to the consolidated financial statements in Form 10-K.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by shareholders	917,546	$16.22	48,860
Equity compensation plans not approved by shareholders	—	—	—

INFORMATION CONCERNING INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP has been engaged to audit the consolidated financial statements of S.Y. Bancorp for the past seventeen years.   Upon completion of its evaluation process, the Audit Committee recommended KPMG perform the independent audit of S.Y. Bancorp’s consolidated financial statements for the year ending December 31, 2005.  S.Y. Bancorp’s Board of Directors approved the recommendation.

Representatives of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

ANNUAL REPORT ON FORM 10-K

A copy of S.Y. Bancorp, Inc.’s 2004 Annual Report on Form 10-K as filed with the Securities and Exchange Commission, without exhibits, will be provided without charge following receipt of a written or oral request directed to:  Nancy B. Davis, Executive Vice President, Treasurer and Chief Financial Officer, S.Y. Bancorp, Inc., P.O. Box 32890, Louisville, Kentucky 40232, (502) 625-9176; or nancy.davis@syb.com.  A copy of the Form 10-K may also be obtained at the company’s website, www.syb.com or the SEC’s website, www.sec.gov.

OTHER MATTERS

The officers and directors of S.Y. Bancorp do not know of any matters to be presented for shareholder approval at the Annual Meeting other than those described in this Proxy Statement. If any other matters should come before the Annual Meeting, the Board of Directors intends that the persons named in the enclosed form of proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

By Order of the Board of Directors

David P.Heintzman
Chairman, President and Chief Executive Officer
S.Y. Bancorp, Inc.

Louisville, Kentucky
March 21, 2005

Appendix A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

of S.Y. Bancorp, Inc./Stock Yards Bank & Trust Co. (“the Company”)

Audit Committee Charter

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.  The Audit Committee’s primary duties and responsibilities are to:

•                  Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•                  Monitor the independence and performance of the Company’s independent auditors and internal auditing department.

•                  Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

•                  Encourage adherence to, and continuous improvement of, the Company’s policies, procedures, and practices at all levels.

•                  Monitor compliance with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Audit Committee Composition and Meetings

•                  The members of the Audit Committee shall in judgment of the Board of Directors meet the independence and financial literacy standards of the American Stock Exchange (AMEX), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission.  The Audit Committee shall be comprised of at least four independent directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment.

•                  All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including balance sheets, income statements, and cash flow statements.

•                  At least one member of the Committee shall meet the requirements of financial expert as defined in applicable SEC regulations.

•                  Committee members are expected to enhance their familiarity with finance and accounting and legal/regulatory matters by participating in seminars, conferences, roundtables, and other educational programs conducted by the Company or outside organizations.

•                  Audit Committee members shall be appointed and may be replaced by the Board.

•                  The Committee shall meet at least four times annually or more frequently as circumstances dictate.  The Audit Committee Chair shall approve an agenda in advance of each meeting.  The Audit Committee shall meet periodically with management, the internal audit director and the independent auditor in separate executive sessions.  The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

•                  The Committee’s principal responsibility is one of oversight.  The Company’s management is responsible for preparing the Company’s financial statements and the outside auditors are responsible for auditing and/or reviewing those financial statements.

•                  While the Committee has the powers and responsibilities set forth in this charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements present fairly the financial position, the results of operations and the cash flows of the Company, in compliance with generally accepted accounting principles.  This is the responsibility of management and the outside auditors.  In carrying out these oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the outside auditors’ work.

•                  The Audit Committee shall have the sole authority to appoint or replace the independent auditor.  The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.  The independent auditor shall report directly to the Audit Committee as representatives of shareholders.

•                  The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.  The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provide that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

•                  The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors.  The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

•                  The Audit Committee shall make regular reports to the Board.  The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.  The charter will be published at least every three years in accordance with SEC regulations.

•                  The Audit Committee shall perform a self-assessment of audit committee performance annually.

Financial Statement and Disclosure Matters

The Audit Committee, to the extent it deems necessary or appropriate, shall:

•                  Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

•                  Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

•                  Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the company’s financial statements, including any significant changes in the Company’s selection of application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

•                  Review and discuss reports from the independent auditors on:

•                  All critical accounting policies and practices to be used.

•                  All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

•                  Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

•                  Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.  Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

•                  Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

•                  Discuss with the internal audit director the identification of related party transactions.  Discuss with management and the independent auditor the effect of all related party transactions entered into by the Company.

•                  Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

•                  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

•                  Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

•                  Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent auditors carried out by the firm, and (c) any steps taken to deal with any such issues.

•                  The Committee shall receive from the outside auditors on a periodic basis a formal written statement delineating all relationships between the outside auditors and the Company, consistent with the Independence Standards Board, Standard No. 1, regarding relationships and services, which may impact the objectivity and independence of the outside auditors, and other applicable standards.  The statement shall include a description of all services provided by the outside auditors and the related fees.  The Committee shall actively engage in a dialogue with the outside auditors regarding any disclosed relationships or services that may impact the objectivity and independence of the outside auditors and shall evaluate, after gathering information from management, and other Board members, the performance of the outside auditors and recommend that the Board take action to satisfy itself of the independence of the outside auditors.

•                  Evaluate the qualification, performance and independence of the independent auditor, including considering whether the auditors quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors.  The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

•                  Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

•                  Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

•                  Discuss with the lead audit partner issues on which the team consulted with the national office of the independent auditor.

•                  Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

•                  The Committee shall review, with the internal audit director, management and the outside auditors, if deemed appropriate by the Committee:

•                  the internal audit budget, staffing and audit plan;

•                  material findings of internal audit reviews and management’s response, including any significant changes required in the internal auditor’s audit plan or scope and any material difficulties or disputes with management encountered during the course of the audit;

•                  the effectiveness of or weaknesses in the Company’ internal controls, including computerized information system controls and security, the overall control environment and accounting and financial controls; and

•                  the adequacy and effectiveness of disclosure controls and procedures and management’s reports thereon.

•                  The Committee shall obtain from the outside auditors their recommendation regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and review the correction of controls deemed to be deficient.

•                  The Committee shall review the appointment, performance and replacement of the senior internal auditing executive, and the activities, organizational structure and qualifications of the persons responsible for the internal audit function.

Compliance Oversight Responsibilities

•                  Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act (illegal acts) has not been implicated.

•                  Obtain reports from management that employees of the company are in conformity with the Company’s Code of Business Conduct and Ethics.  Advise the Board with respect to the Company’s policies and procedures regarding compliance with the Company’s Code of Business Conduct and Ethics.

•                  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•                  Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

•                  On at least an annual basis, review attorneys’ letters, or a summary thereof, discussing any legal matters that could have a significant impact on the organizations’ financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.  Attorneys will be available to further discuss issues raised in attorneys’ letters.

•                  Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

Appendix B

CHARTER OF THE NOMINATING AND CORPORATE GOVERANCE COMMITTEE OF THE BOARD OF DIRECTORS of S.Y. Bancorp, Inc./Stock Yards Bank & Trust Co. (“the Company)

The nominating and corporate governance committee of the board of directors of S.Y., Inc. shall consist of a minimum of three directors.  Members of the committee shall be appointed and may be removed by the board of directors.  All members of the committee shall be independent directors, as defined by the American Stock Exchange.

The purpose of the committee shall be to assist the board in identifying qualified individuals to become board members, in determining the composition of the board of directors and its committees, in monitoring a process to assess board effectiveness and in developing and implementing the company’s corporate governance guidelines.

In furtherance of this purpose, the committee shall have the following authority and responsibilities:

1.To lead the search for individuals qualified to become members of the board of directors and to select director nominees to be presented for shareowner approval at the annual meeting.  The committee shall select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the board, in collectively serving the long-term interests of the shareowner.

2.To review the board of directors’ committee structure and to recommend to the board for its approval directors to serve as members of each committee.  The committee shall review and re commend committee slates annually and shall recommend additional committee members to fill vacancies as needed.

3.To develop and recommend to the board of directors for its approval a set of corporate governance guidelines.  The committee shall review the guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

4.To develop and recommend to the board of directors for its approval an annual self-evaluation process of the board and its committees.  The committee shall oversee the annual self-evaluations.

The committee shall have the authority to delegate any of its responsibilities to subcommittees as the committee may deem appropriate in its sole discretion.

The committee shall have the authority to retain any search firm engaged to assist in identifying director candidates and to retain outside counsel and any other advisors as the committee may deem appropriate in its sole discretion.  The committee shall have sole authority to approve related fees and retention terms.

The committee shall report its actions and recommendations to the board after each committee meeting and shall conduct and present to the board an annual performance evaluation of the committee.  The committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the board for approval.

Appendix C

S.Y. BANCORP, INC.

2005 STOCK INCENTIVE PLAN

ARTICLE 1 — INTRODUCTION

1.1                               Purpose.  The name of this plan is the S.Y. Bancorp, Inc. 2005 Stock Incentive Plan (the “Plan”).  The purpose of the Plan is to further the best interests of S.Y. Bancorp, Inc. (the “Company”) by (a) assisting the Company and its Affiliates (as hereinafter defined) in attracting and retaining highly qualified key employees and directors and (b) providing such persons with an additional incentive to work to increase the value of the Company’s stock by granting them a stake in the future of the Company which corresponds to the stake of each of the Company’s shareholders.  The Company believes that an equity stake through equity compensation programs effectively aligns employee, director and stockholder interest by motivating and rewarding long-term performance that will enhance stockholder value.

1.2                               Effectiveness and Term.  This Plan shall become effective as of April 27, 2005, subject to its approval by the holders of at least a majority of the shares of Common Stock present or represented and entitled to vote at the 2005 annual meeting of the stockholders of the Company duly held in accordance with applicable law.  Unless terminated sooner by action of the Board pursuant to the provisions of Section 11.1, this Plan shall terminate on April 26, 2015.

ARTICLE 2—DEFINITIONS

As used in this Plan, the following terms shall have the meanings set forth below:

2.1                               “Affiliate” means a “parent corporation” or a “subsidiary corporation” of the Company, as those terms are defined in sections 424(e) and (f) of the Code, respectively.  “Subsidiary corporation” includes any entity which becomes a Subsidiary corporation after the date of adoption of this Plan.

2.2.                            “Award” means an award granted to a Participant in the form of Options, SARs or Restricted Stock, whether granted singly or in combination.

2.3.                            “Award Agreement” shall mean a certificate of grant or, if there are promises required of the recipient of an Award, a written agreement, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

2.4.                            “Board” means the Board of Directors of the Company.

2.5.                            A “Change of Control” shall be deemed to have taken place for purposes of the Plan if

(i)                                     any Person (as defined in this Section 2.5) is or becomes the Beneficial Owner (as

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defined in this Section 2.5) of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities (unless (A) such Person is the Beneficial Owner of 20% or more of such securities as of April 27, 2005 or (B) the event causing the 20% threshold to be crossed is an acquisition of securities directly from the Company);

(ii)                                  during any period of two consecutive years beginning after April 27, 2005, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i) (iii) or (iv) of this Change in Control definition) whose election or nomination for election was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority of the Board;

(iii)                               the shareholders of the Company approve a merger or consolidation of the Company with any other corporation (other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the entity surviving such merger or consolidation), in combination with voting securities of the Company or such surviving entity held by a trustee or other fiduciary pursuant to any employee benefit plan of the Company or such surviving entity or of any Subsidiary of the Company or such surviving entity, at least 80% of the combined voting power of the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation); or

(iv)                              the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.  For purposes of the definition of Change in Control, “Person” shall have the meaning ascribed to such tern) in Section 3 (a) (9) of the Exchange Act as supplemented by Section 13(d)(3) of the Exchange Act; provided, however, that Person shall not include (i) the Company, any Subsidiary or any other Person controlled by the Company, (ii) any trustee or other fiduciary holding securities under any employee benefit plan of the Company or of any Subsidiary, or (iii) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of securities of the Company.

For purposes of the definition of Change of Control, a Person shall be deemed the “Beneficial Owner” of any securities which such Person, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that: (i) a Person shall not be deemed the Beneficial Owner of any security as a result of an agreement, arrangement or understanding to vote such security (x) arising solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance

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with, the Exchange Act and the applicable rules and regulations thereunder or (y) made in connection with, or to otherwise participate in, a proxy or consent solicitation made, or to be made, pursuant to, and in accordance with, the applicable provisions of the Exchange Act and the applicable rules and regulations thereunder; in either case described in clause (x) or clause (y) above, whether or not such agreement, arrangement or understanding is also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); and (ii) a Person engaged in business as an underwriter of securities shall not be deemed to be the Beneficial Owner of any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

2.6                               “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations.

2.7                               “Committee” means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board to administer the Plan, which committee shall consist of three or more members of the Board, each of whom is both a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of such term as contained in applicable regulations interpreting section 162(m) of the Code; provided, however, that with respect to the application of the Plan to Awards made to Directors, “Committee” means the Board.  To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.  If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or section 162(m) of the Code, such noncompliance with such requirements shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.8                               “Common Stock” means the common stock of the Company, no par value per share, or any stock or other securities of the Company hereafter issued or issuable in substitution or exchange for the Common Stock.

2.9                               “Company” means S.Y. Bancorp, Inc.

2.10                        “Director” shall mean a member of the Board of Directors of the Company or of any Affiliate.

2.11                        “Effective Date” means the date this Plan becomes effective as provided in Section 1.2.

2.12                        “Employee” means an employee of the Company or an Affiliate; provided, however, that the term “Employee” does not include a nonemployee director or an individual performing services for the Company or an Affiliate who is treated for tax purposes as an independent contractor at the time of performance of the services.

2.13                        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.14                        “Fair Market Value” means (a) if the Common Stock is listed on a national securities exchange or market, the closing price per share on a given date; (b) if the Common Stock is traded on an exchange or market in which prices are reported in terms of bid and asked prices, the average of the closing bid and asked prices for a share on a given date;  and (c) if the Common Stock is not publicly traded at the time a determination of fair market value is required

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to be made hereunder, the determination of fair market value shall be made in good faith by the Committee.

2.15                        “Grant Date” means the date an Award is determined to be effective by the Committee upon the grant of such Award, which shall in no event be earlier than the date the Committee acts to make the grant.

2.16                        “Incentive Stock Option” means an Option that is intended to meet the requirements of section 422(b) of the Code.

2.17                        “Named Executive” means any individual who, on the last day of the Company’s fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer).  Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

2.18                        “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.19                        “Option” means an option to purchase shares of Common Stock granted to a Participant pursuant to Article 7.  An Option may be either an Incentive Stock Option or a Nonqualified Stock Option, as determined by the Committee.

2.20                        “Participant” means an Employee or Director who has been granted an Award.

2.21                        “Permitted Transferee” shall have the meaning given such term in Section 12.4.

2.22                        “Plan” means this S.Y. Bancorp, Inc. 2005 Stock Incentive Plan, as in effect from time to time.

2.23                        “Restricted Period” means the period established by the Committee with respect to an Award of Restricted Stock during which the Award remains subject to forfeiture.

2.24                        “Restricted Stock” means a share of Common Stock granted to a Participant pursuant to Article 9 that is subject to such terms, conditions, and restrictions as may be determined by the Committee.

2.25                        “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation that may be in effect from time to time.

2.26                        “Stock Appreciation Right” or “SAR” means a right granted to a Participant pursuant to Article 8 with respect to a share of Common Stock to receive upon exercise Common Stock equal to the appreciation in value of a share of Common Stock.

2.27                        “Termination of Employment” or “Service” shall be deemed to have occurred at the close of business on the last day on which an Employee is carried as an active employee on the records of the Company or an Affiliate.  With respect to a Director, it shall be deemed to occur on a Director’s cessation of service on the board of directors of both the Company and all Affiliates.   The Committee shall determine whether an authorized leave of absence, or other

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absence on military or government service, constitutes severance of the employment relationship between the Company or Affiliate and the Employee.  No termination shall be deemed to occur if (i) the Participant is a Director who becomes an Employee, or (ii) the Participant is an Employee who becomes a Director, except in the latter case Incentive Stock Options shall become Nonqualified Stock Options if not exercised within the time period following employment termination provided for in Section 7.3.

ARTICLE 3—ADMINISTRATION

3.1                               Plan Administrator and Discretionary Authority.  The Plan shall be administered by the Committee.  The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms.  The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan.  Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to: (i) interpret the Plan and the Award Agreements executed hereunder; (ii) decide all questions concerning eligibility for, and the amount of, Awards granted under the Plan; (iii) construe any ambiguous provision of the Plan or any Award Agreement; (iv) prescribe the form of Award Agreements; (v) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement; (vi) issue administrative guidelines as an aid to administering the Plan and make changes in such guidelines as the Committee from time to time deems proper; (vii) make regulations for carrying out the Plan and make changes in such regulations as the Committee from time to time deems proper; (viii) determine whether Awards should be granted singly or in combination; (ix) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions and limitations; (x) accelerate the exercise, vesting or payment of an Award when such action or actions would be in the best interests of the Company; (xi) require Participants to hold a stated number or percentage of shares of Common Stock acquired pursuant to an Award for a stated period; and (xii) take any and all other actions the Committee deems necessary or advisable for the proper operation or administration of the Plan.  The Committee shall have authority in its sole discretion with respect to all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan, including without limitation its construction of the terms of the Plan and its determination of eligibility for participation in, and the terms of Awards granted under, the Plan. The decisions of the Committee and its actions with respect to the Plan shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan, including without limitation Participants and their respective Permitted Transferees, estates, beneficiaries and legal representatives.  In the case of an Award intended to be eligible for the performance-based compensation exemption under section 162(m) of the Code, the Committee shall exercise its discretion consistent with qualifying the Award for such exemption.

This plan and grants made under it shall at all times be construed to avoid awards constituting “deferred compensation” within the meaning of Internal Revenue Code Section 409A, or, if an award is intended to come within the meaning of that phrase, the terms of its grant shall be construed to include all design restrictions in that Code section required so that the award recipient shall not be treated as income-taxable on a value for the award before property or cash related to it is delivered to the award recipient.

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3.2                               Liability; Indemnification.  No member of the Committee, nor any person to whom it has delegated authority, shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or Awards granted hereunder, and each member of the Committee (or delegatee of the Committee) shall be fully indemnified and protected by the Company with respect to any liability he may incur with respect to any such action,  interpretation or determination, to the maximum extent permitted by applicable law.

3.3                               Administration With Respect To Named Executives.  The per-share exercise price of an Option granted to a Named Executive shall, like all other Options hereunder, be no less than 100% of the Fair Market Value per share on the Grant Date and such Option shall thereby qualify as performance-based compensation under Code Section 162(m).  With respect to Restricted Stock Awards granted to Named Executives, the Plan may (but need not) be administered so as to permit such Awards to qualify as performance-based compensation under Code Section 162(m).

ARTICLE 4—SHARES SUBJECT TO THE PLAN

4.1                               Available Shares

Subject to adjustment as provided in Section 4.2, the maximum number of shares of Common Stock that shall be available for grant of Awards under the Plan shall be 700,000 shares of Common Stock.

 The maximum number of shares of Common Stock that may be subject to all Awards granted under the Plan to any one Participant during a calendar year is 40,000.  The maximum number of shares of Common Stock that may be subject to Restricted Stock Awards to any one Participant during a calendar year is 20,000.

The maximum number of shares of Common Stock that may be issued in the form of Incentive Stock Options shall be 700,000.

Shares of Common Stock issued pursuant to the Plan may be original issue or from shares of Stock which have been reacquired by the Company, or a combination of the foregoing, as the Committee, in its sole discretion, shall from time to time determine.

4.2                               Adjustments for Recapitalizations and Reorganizations.

The shares with respect to which Awards may be granted under the Plan are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration or satisfaction of an Award theretofore granted, the Company shall effect a split, subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock in the form of Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the exercise price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the exercise price per share shall be proportionately increased.

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If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted the Participant shall be entitled to receive (or to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock or other securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Award.

In the event of changes in the outstanding Common Stock by reason of a reorganization, merger, consolidation, combination, separation (including a spin-off or other distribution of stock or property), exchange, or other relevant change in capitalization occurring after the date of grant of any Award and not otherwise provided for by this Section 4.2, any outstanding Awards and any Award Agreements evidencing such Awards shall be subject to (i) adjustment by the Committee in its sole discretion as to the number, price and kind of shares or other consideration subject to, and other terms of, such Awards to reflect such changes in the outstanding Common Stock, or (ii) in the case of a Change of Control transaction, if approved by the Committee in its sole discretion, replacement with a comparable Award pursuant to Article 10.

In the event of any changes in the outstanding Common Stock provided for in this Section 4.2, the aggregate number of shares available for grant of Awards under the Plan shall be equitably adjusted by the Committee, whose determination shall be conclusive.

Any adjustment of an Incentive Stock Option under this Section shall be made in such a manner so as not to constitute a “modification” within the meaning of Code Section 424(h), and adjustments on other Awards shall be made in a manner consistent with that Section, as if it applied to non-Incentive Stock Option Awards as well.

4.3                               Adjustments for Awards.  The Committee shall have sole discretion to determine the manner in which shares of Common Stock available for grant of Awards under the Plan are counted.  Without limiting the discretion of the Committee under this Section 4.3, unless otherwise determined by the Committee, the following rules shall apply for the purpose of determining the number of shares of Common Stock available for grant of Awards under the Plan:

(i)                                     Options and Restricted Stock.  The grant of Options or Restricted Stock shall reduce the number of shares of Common Stock available for grant of Awards under the Plan by the number of shares of Common Stock subject to such an Award.

(ii)                                  SARs.  The grant of SARs that may be paid or settled only in Common Stock shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such an Award; provided, however, that upon the exercise of SARs, the excess of the number of shares of Common Stock with respect to which the Award is exercised over the number of shares of Common Stock issued upon exercise of the Award shall again be available for grant of Awards under the Plan.

(iii)                               Cancellation, Forfeiture and Termination.  If any Award referred to in Sections 4.3(i) or (ii), is canceled or forfeited, or terminates, expires or lapses, for any reason, the shares

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then subject to such Award shall again be available for grant of Awards under the Plan.

(iv)                              Payment of Exercise Price and Withholding Taxes.  If previously acquired shares of Common Stock are used to pay the exercise price of an Award, the number of shares available for grant of Awards under the Plan shall be increased by the number of shares delivered as payment of such exercise price.  If previously acquired shares of Common Stock are used to pay withholding taxes payable upon exercise, vesting or payment of an Award, or shares of Common Stock that would be acquired upon exercise, vesting or payment of an Award are withheld to pay withholding taxes payable upon exercise, vesting or payment of such Award, the number of shares available for grant of Awards under the Plan shall be increased by the number of shares delivered or withheld as payment of such withholding taxes.

ARTICLE 5—ELIGIBILITY

The Committee shall select Participants from those Employees and directors that, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company.  Once a Participant has been selected for an Award by the Committee, the Committee shall determine the type and size of Award to be granted to the Participant and shall establish in the related Award Agreement the terms, conditions, restrictions and limitations applicable to the Award, in addition to those set forth in the Plan and the administrative guidelines and regulations, if any, established by the Committee.

ARTICLE 6—FORM OF AWARDS

6.1                               Form of Awards.  Awards may be granted under the Plan, in the Committee’s sole discretion, in the form of Options pursuant to Article 7, SARs pursuant to Article 8, Restricted Stock pursuant to Article 9, or a combination thereof.  All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan.  The Committee may, in its sole discretion, subject any Award to such other terms, conditions, restrictions and/or limitations (including without limitation the time and conditions of exercise, vesting or payment of an Award and restrictions on transferability of any shares of Common Stock issued or delivered pursuant to an Award), provided they are not inconsistent with the terms of the Plan.  The Committee may, but is not required to, subject an Award to such conditions as it determines are necessary or appropriate to ensure than an Award constitutes “qualified performance based compensation” within the meaning of section 162(m) of the Code and the regulations thereunder.  Awards under a particular Article of the Plan need not be uniform, and Awards under more than one Article of the Plan may be combined in a single Award Agreement.  Any combination of Awards may be granted at one time and on more than one occasion to the same Participant.  An Award Agreement must provide that a Participant may not elect to defer receipt of income attributable to the exercise or vesting of an Award, and unless and until the Committee concludes that making the receipt of Restricted Stock contingent on the exercise of an Option or SAR  is not creating deferred compensation within the meaning of Code Section 409A, no such combination shall be granted.

6.2                               No Repricing.  Except for adjustments made pursuant to Section 4.2, the exercise price for any outstanding Option or SAR shall not be decreased after the Grant Date, nor may any

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outstanding Option or SAR be surrendered to the Company as consideration for the grant of a new Option or SAR with a lower exercise price.

6.3                               No Reload Rights.  Options shall not contain any provision entitling the Participant to an automatic grant of additional Options in connection with any exercise of the original Option.

ARTICLE 7—OPTIONS

7.1                               General.  Awards may be granted in the form of Options that may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both; provided, however, that Incentive Stock Options may be granted only to Employees.

7.2                               Terms and Conditions of Options.  An Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee.  The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date.   Except as otherwise provided in Section 7.3, the term of each Option shall be as specified by the Committee; provided, however, that no Options shall be exercisable later than ten years after the Grant Date.  Options may be granted with respect to Restricted Stock or shares of Common Stock that are not Restricted Stock, as determined by the Committee in its sole discretion, provided that an option providing for the receipt of Restricted Stock upon exercise may not be transferable during life of the Participant to Permitted Transferee .

7.3                               Restrictions Relating to Incentive Stock Options.  Options granted in the form of Incentive Stock Options shall, in addition to being subject to the terms and conditions of Section 7.2, comply with section 422(b) of the Code.  Accordingly, no Incentive Stock Options shall be

(i)                                     be granted later than ten years after the date of adoption of the Plan by the Board; or

(ii)                                  be exercisable for the first time during any calendar year (after aggregating all Incentive Stock Options granted under this and all other stock option plans of the Company or an Affiliate) if the aggregate Fair Market Value (determined as of the time the Option is granted) of the Stock with respect to which an Participant’s Incentive Stock Options shall exceed $100,000.  If Options or portions of Options become exercisable for the first time as a result of acceleration under Article 10 and cause this $100,000 limit to be exceeded, Options in excess of the limit shall be treated as a Nonqualified Stock Option for tax purposes, in accordance with the first-grant ordering rules of Treas. Reg. § 1.422-4; or

(iii)                               have an exercise price any less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date, or such higher price as is determined by the Committee.  No Incentive Stock Option shall be granted to an Employee under the Plan if, at the time such Option is granted, such Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, within the meaning of section 422(b)(6) of the Code, unless (a) on the Grant Date of such Option, the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock subject to the

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Option and (b) such Option by its terms is not exercisable after the expiration of five years from the Grant Date of the Option; or

(iv)                              be transferable, by the Participant otherwise than by will or by the laws of descent and distribution, and such option shall be exercisable, during the Participant’s lifetime, only by the Participant; or

(v)                                 be exercisable after Termination of Employment later than (i) at the expiration of one year in the event of Termination of Employment due to Disability; (ii) at the expiration of one year after the Participant’s death, if the Termination of Employment occurs by reason of death; or (iii) three months following Termination of Employment for any other reason, unless the award by its terms provides that, the Option is exercisable longer in certain events and acknowledges that if so exercised later, will be then converted into a Nonqualified Stock Option.

7.4                               Additional Terms and Conditions.  The Committee shall determine the time or times at which an Option will vest and become exercisable.  At the time of an Award of an Option, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Option, including without limitation rules pertaining to earlier or later (in the case on Nonqualified Stock Options) lapse upon Termination Of Employment Or Service (by reason of death, permanent and total disability, or otherwise) of a Participant prior to exercise of the Option, as it determines are necessary or appropriate, provided they are not inconsistent with the Plan; provided, that if the Nonqualified Stock Option does not specifically state when it may be exercised after Termination of Employment or Service, the Option shall be governed by the provisions stated above for Incentive Stock Options.  In no event shall an Option be issued or changed hereunder to allow its net value to be settled in cash rather than in Stock, or for an exercise price that is or may become less than the Fair Market Value of the Stock on the Grant Date.

7.5                               Exercise of Options.

Subject to the terms and conditions of the Plan, Options shall be exercised by the delivery to the Company’s principal executive office of a written notice of exercise, setting forth the number of whole shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for such shares.

Upon exercise of an Option, the exercise price of the Option shall be payable to the Company in full either: (i) in cash or an equivalent acceptable to the Committee, or (ii) in the sole discretion of the Committee and in accordance with any applicable administrative guidelines established by the Committee, by tendering one or more previously acquired nonforfeitable, unrestricted shares of Common Stock that have been held by the Participant for at least six months [one year in the case of stock acquired by Incentive Stock Option Exercise]  having an aggregate Fair Market Value at the time of exercise equal to the total exercise price, or (iii) in a combination of the forms of payment specified in clauses (i) and (ii) above.  Notwithstanding the preceding sentence, any such right to exercise by delivery of already-owned stock shall be ineffective and void from its inception if such a right is deemed to be a feature allowing deferral of compensation within the meaning of Code Section 409A that would eliminate the Option’s status as exempt from the deferred compensation rules of that Code Section.  An Option may not be

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exercised for a fraction of a share of Stock.  Any surrender by a person subject to the reporting requirements of Section 16b of the Exchange Act of previously owned shares of Stock to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 under the Exchange Act.

As soon as reasonably practicable after receipt of written notification of exercise of an Option and full payment of the exercise price and any required withholding taxes, the Company shall (i) deliver to the Participant, in the Participant’s name or the name of the Participant’s designee, a stock certificate or certificates in an appropriate aggregate amount based upon the number of shares of Common Stock purchased under the Option, or (ii) cause to be issued in the Participant’s name or the name of the Participant’s designee, in book-entry form, an appropriate number of shares of Common Stock based upon the number of shares purchased under the Option.

The Company or Affiliate shall reflect the exercise of any Incentive Stock Option on an informational report as required by Code Section 6039 no later than January 31 of the year following exercise.  The compensation resulting from exercise of a Nonqualified Stock Option or a Restricted Stock Award by an Employee or former Employee, and related income and employment tax withholding related thereto, shall be reported on that Employee’s W-2 Form for the year of exercise or vesting (as the case may be) as required by the Code.

ARTICLE 8—STOCK APPRECIATION RIGHTS

8.1                               General.  The Committee may grant Awards in the form of SARs in such numbers and at such times as it shall determine.  SARs shall vest and be exercisable in whole or in such installments and at such times as may be determined by the Committee.  The price at which SARs may be exercised shall be determined by the Committee but shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date.  The term of each SAR shall be as specified by the Committee; provided, however, that no SARs shall be exercisable later than ten years after the Grant Date.  At the time of an Award of SARs, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the SARs, including without limitation rules pertaining to the Termination Of Employment Or Service (by reason of death, permanent and total disability, or otherwise) of a Participant prior to exercise of the SARs, as it determines are necessary or appropriate, provided they are not inconsistent with the Plan.

8.2                               Exercise of SARs.  SARs shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of whole shares of Common Stock with respect to which the Award is being exercised.  Upon the exercise of SARs, the Participant shall be entitled to receive an amount equal to the excess of the aggregate Fair Market Value of the shares of Common Stock with respect to which the Award is exercised (determined as of the date of such exercise) over the aggregate exercise price of such shares.  Such amount shall be payable to the Participant in shares of Common Stock, as provided in the Award Agreement.

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ARTICLE 9—RESTRICTED STOCK

9.1                               General.  Awards may be granted in the form of Restricted Stock in such numbers and at such times as the Committee shall determine.  The Committee shall impose such terms, conditions and restrictions on Restricted Stock as it may deem advisable, including without limitation providing for vesting upon the achievement of specified performance goals and restrictions under applicable Federal or state securities laws.

9.2                               Restricted Period.  At the time an Award of Restricted Stock is granted, the Committee shall establish a Restricted Period applicable to such Restricted Stock.  Each Award of Restricted Stock may have a different Restricted Period in the sole discretion of the Committee. The Committee may not retain the discretion to lengthen the Restricted Period, if such change in the Restricted Period would have the effect of delaying the date on which the Award ceases being subject to a “substantial risk of forfeiture” within the meaning of Sections 83(b) and 409A of the Code and therefore subject to Federal income tax. However, that the Committee may provide in the Award Agreement that restrictions on forfeiture will be waived in whole or in part in the event of Termination of Employment or Service on account of death or Disability, and, unless provided to the contrary in the Award Agreement, shall be waived upon a Change in Control.

9.3                               Other Terms and Conditions.  Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes.  Restricted Stock awarded to a Participant under the Plan shall be registered in the name of the Participant or, at the option of the Company, in the name of a nominee of the Company, and shall be issued in book-entry form or represented by a stock certificate.  Subject to the terms and conditions of the Award Agreement, a Participant to whom Restricted Stock has been awarded shall have the right to receive dividends thereon during the Restricted Period, to vote the Restricted Stock and to enjoy all other stockholder rights with respect thereto, except that (i) the Company shall retain custody of any certificates evidencing the Restricted Stock during the Restricted Period, and (ii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the Restricted Period.  A breach of the terms and conditions established by the Committee pursuant to the Award of the Restricted Stock may result in a forfeiture of the Restricted Stock. At the time of an Award of Restricted Stock, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Restricted Stock, including without limitation rules pertaining to the Termination Of Employment Or Service (by reason of death, permanent and total disability, or otherwise) of a Participant prior to expiration of the Restricted Period.

9.4                               Miscellaneous.  Nothing in this Article shall prohibit the exchange of shares of Restricted Stock pursuant to a plan of merger or reorganization for stock or other securities of the Company or another corporation that is a party to the reorganization, provided that the stock or securities so received in exchange for shares of Restricted Stock shall, except as provided in Article 10, become subject to the restrictions applicable to such Restricted Stock.  Any shares of Common Stock received as a result of a stock split or stock dividend with respect to shares of Restricted Stock shall also become subject to the restrictions applicable to such Restricted Stock.

9.5                               Code Section 162(m) Provisions.               Notwithstanding any other provision of the Plan, if the Committee determines, at the time a Restricted Stock Award is granted to a Participant who

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is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Named Executive, then the Committee may provide that this Section 9.5 is applicable to such Award.

(i)                                     Performance Criteria.                       If a Stock Award is subject to this Section 9.5, then the lapsing of restrictions thereon and the distribution of Stock pursuant thereto, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following “performance criteria” for the Company as a whole or any business unit of the Company, as reported or calculated by the Company:

(i)                                     earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis);

(ii)                                  return on equity;

(iii)                               return on assets;

(iv)                              revenues;

(v)                                 expenses or expense levels;

(vi)                              one or more operating ratios;

(vii)                           stock price;

(viii)                        stockholder return;

(ix)                                the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions;

(x)                                   economic value added (together, the “Performance Criteria”).

Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate, division or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations. Such performance goals shall be set by the Committee over a specified performance period that shall not be shorter than one year and otherwise within the time period prescribed by, and shall otherwise comply with the requirements of, Code Section 162(m), or any successor provision thereto, and the regulations thereunder. Requirements shall be established in writing by the Committee based on one or more performance goals as set forth in this Section 9.5 not later than 90 days after commencement of the performance period with respect to such Award, provided that the outcome of the performance in respect of the goals remains substantially uncertain as of such time.

(ii)                                  Adjustment Of Restricted Stock Awards.  Notwithstanding any provision of the Plan to the contrary,  with respect to any Restricted Stock Award that is subject to this Section 9.5, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or Disability of the Named Executive or upon a Change in Control.

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ARTICLE 10—CHANGE OF CONTROL

10.1                        General Rule-Rights Accelerate.             Except as provided otherwise in Section 10.2 or in an Award Agreement at the time an Award is granted, notwithstanding anything to the contrary in this Plan, upon any Change of Control, any time periods, conditions or contingencies relating to the exercise or realization of, or lapse of restrictions under, any Award shall be automatically accelerated or waived so that:

(i)                                     if no exercise of the Award is required (i.e. with respect to Restricted Stock), the Award will be nonforfeitable in full at the time of the occurrence of the Change of Control (the “Change Effective Time”), or

(ii)                                  if exercise of the Award is required, the Award may be exercised at the Change Effective Time, provided, however, that in the case of the events described in clauses (iii) and (iv) of the definition of a Change of Control in this Plan, each Award requiring exercise that is not exercised at the Change Effective Time shall lapse and all rights thereunder shall be forfeited immediately after the Change Effective Time if the Participant holding such Award has received written notice at least 15 days prior to the Change Effective Time of his right to exercise the Award at the Change Effective Time.

10.2                        Award Substitution Avoids Lapse of Awards.                                                 In the event outstanding Awards are replaced as of the Change Effective Time by comparable types of awards of substantially equivalent value, and such replacement meets the conditions of a modification that would be permitted under Code Section 424 with respect to an Incentive Stock Option (and similar principles for other Awards to avoid them becoming deferred compensation within the meaning of Code Section 409A), Section 10.1(ii) shall not apply.

ARTICLE 11—AMENDMENT AND TERMINATION

11.1                        Plan Amendment and Termination by Board.  The Board may at any time suspend, terminate, amend or modify the Plan, in whole or in part; except that,

(i)                                     no suspension, termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the consent of the Participant (or the Permitted Transferee) holding such Award;

(ii)                                  the Board may not decrease the price of any Option to less than the option price on the date the Option was granted; or

(iii)                               the Board may not extend the exercise period of an Option beyond that originally stated at grant, unless and until the Committee determines that such extension does not constitute a deferral of compensation feature within the meaning of Code Section 409A.

Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Awards granted prior to such termination.

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11.2                        Shareholder Approval Required for some changes.               Notwithstanding Section 11.1, no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by a majority of the stockholders of the Company

(i)                                     if such amendment or modification increases the maximum number of shares subject to the Plan (except as provided in Article 4) or changes the designation or class of persons eligible to receive Awards under the Plan, or

(ii)                                  to make any grants of Awards after any change in the granting corporation (for example, by assumption of the Plan by another corporation) or in the definition of Common Stock; or

(iii)                               if counsel for the Company determines that such approval is otherwise required by or necessary to comply with applicable law.

11.3                        Award Amendment and Cancellation.  The Committee may amend the terms of any outstanding Award granted pursuant to the Plan, but no such amendment shall adversely affect in any material way the Participant’s (or a Permitted Transferee’s) rights under an outstanding Award without the consent of the Participant (or the Permitted Transferee) holding such Award, and no amendment may have the effect of deferring the taxation of amounts under the Awards beyond the date taxation would have occurred absent that change.

11.4                        Performance-Based Compensation.  In the case of an outstanding Award intended to be eligible for the performance-based compensation exemption under section 162(m) of the Code, the Committee shall not, without the approval of a majority of the stockholders of the Company, amend the Plan or the Award in a manner that would adversely affect the Award’s continued eligibility for the performance-based compensation exemption under section 162(m) of the Code.

ARTICLE 12—MISCELLANEOUS

12.1                        Award Agreements.  After the Committee grants an Award under the Plan to a Participant, the Company and the Participant shall enter into an Award Agreement setting forth the terms, conditions, restrictions and limitations applicable to the Award and such other matters as the Committee may determine to be appropriate.  The terms and provisions of the respective Award Agreements need not be identical.  All Award Agreements shall be subject to the provisions of the Plan, and in the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.

12.2                        Listing; Suspension.

As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system.  The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

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If at any time counsel to the Company or its Affiliates shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company or its Affiliates under the laws of any applicable jurisdiction, the Company or its Affiliates shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or its Affiliates.

Upon termination of any period of suspension under this Section, any Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award unless otherwise determined by the Committee in its sole discretion.

12.3                        Additional Conditions.  Notwithstanding anything in the Plan to the contrary: (i) the Committee may, if it shall determine it necessary or desirable in its sole discretion, at the time of grant of any Award or the issuance of any shares of Common Stock pursuant to any Award, require the recipient of the Award or such shares of Common Stock, as a condition to the receipt thereof, to deliver to the Company a written representation of present intention to acquire the Award or such shares of Common Stock for his own account for investment and not for distribution, (ii) the certificate for shares of Common Stock issued to a Participant may include any legend that the Committee deems appropriate to reflect any restrictions on transfer, and (iii) all certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed or quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

12.4                        Transferability.  No Award shall be subject to execution, attachment or similar process. No Award of Incentive Stock Options or Restricted Stock during its Restricted Period may be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or pursuant to the applicable laws of descent and distribution.  If provided in the Award Agreement, all Nonqualified Stock Options or SARs (other than those issues in tandem with Incentive Stock Options) may be transferred by a Participant to a Permitted Transferee.  Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Award not specifically permitted by the Plan or the Award Agreement shall be null and void and without effect.  All Awards granted to a Participant shall be exercisable during his lifetime only by such Participant, or if applicable, a Permitted Transferee; provided, however, that in the event of a Participant’s legal incapacity, an Award may be exercised by his guardian or legal representative. For purposes of the Plan, “Permitted Transferee” means (i) a member of a Participant’s immediate family, (ii) any person sharing the Participant’s household (other than a tenant or employee of the Participant), (iii) trusts in which a person listed in (i) or (ii) above has more than 50% of the beneficial interest, (iv) a foundation in which the Participant or a person listed in (i) or (ii) above controls the management of assets, (v) any other entity in which the Participant or a

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person listed in (i) or (ii) above owns more than 50% of the voting interests, provided that in the case of the preceding clauses (i) through (v), no consideration is provided for the transfer, and (vi) any transferee permitted under applicable securities and tax laws as determined by counsel to the Company.  In determining whether a person is a “Permitted Transferee,” immediate family members shall include a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

12.5                        Withholding Taxes.  The Company shall be entitled to deduct from any payment made under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the Participant to pay to the Company such withholding taxes prior to and as a condition of the making of any payment or the issuance or delivery of any shares of Common Stock under the Plan, and shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Awards.  In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from or with respect to an Award by (i) withholding shares of Common Stock from any payment of Common Stock due as a result of such Award, or (ii) permitting the Participant to deliver to the Company previously acquired shares of Common Stock, in each case having an aggregate Fair Market Value equal to the amount of such required withholding taxes;  in each case subject to the Committee first determining that such a feature would not bring the Award within the definition of deferred compensation for purposes of Code Section 409A.   No payment shall be made and no shares of Common Stock shall be issued pursuant to any Award unless and until the applicable tax withholding obligations have been satisfied.

12.6                        No Fractional Shares.  No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award granted hereunder, the Committee shall round fractional shares down to the nearest whole share.

12.7                        Notices.  All notices required or permitted to be given or made under the Plan or pursuant to any Award Agreement (unless provided otherwise in such Award Agreement) shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified United States mail, postage prepaid, return receipt requested, (iii) sent by prepaid overnight courier service, or (iv) sent by telecopy or facsimile transmission, with confirmation receipt, to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. Such notices shall be effective (i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefor, or (iii) if sent by telecopy or facsimile transmission, when the answer back is received.  the Company or a Participant may change, at any time and from time to time, by written notice to the other, the address that it or such Participant had theretofore specified for receiving notices.  Until such address is changed in accordance herewith, notices hereunder or under an Award Agreement shall be delivered or sent (i) to a Participant at his address as set forth in the records of the Company or (ii) to the Company at the principal executive offices of the Company clearly marked “Attention: General Counsel.”

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12.8                        Binding Effect.  The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company.  The terms and conditions of the Plan shall be binding upon each Participant and his Permitted Transferees, heirs, legatees, distributees and legal representatives.

12.9                        Severability.  If any provision of the Plan or any Award Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or such agreement, as the case may be, but such provision shall be fully severable and the Plan or such agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.

12.10                 No Restriction of Corporate Action.  Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action (including any corporate action to suspend, terminate, amend or modify the Plan) that is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Awards made or to be made under the Plan.  No Participant or other person shall have any claim against the Company or any Affiliate as a result of such action.

12.11                 Governing Law.  The Plan shall be governed by and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the Commonwealth of Kentucky except as superseded by applicable federal law.

12.12                 No Right, Title or Interest in Company Assets.  No Participant shall have any rights as a stockholder of the Company as a result of participation in the Plan until the date of issuance of Common Stock in his name and, in the case of Restricted Stock, unless and until such rights are granted to the Participant pursuant to the Plan.

12.13                 Risk of Participation.  Nothing contained in the Plan shall be construed either as a guarantee by the Company or the Affiliates, or their respective stockholders, directors, officers or employees, of the value of any assets of the Plan or as an agreement by the Company or the Affiliates, or their respective stockholders, directors, officers or employees, to indemnify anyone for any losses, damages, costs or expenses resulting from participation in the Plan.

12.14                 No Guarantee of Tax Consequences.  No person connected with the Plan in any capacity, including without limitation the Company and the Affiliates and their respective directors, officers, agents and employees, makes any representation, commitment or guarantee that any tax treatment, including without limitation federal, state and local income, estate and gift tax treatment, will be applicable with respect to any Awards or payments thereunder made to or for the benefit of a Participant under the Plan or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

12.15                 Continued Employment or Service.  Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant the right to continue in the employ or service of the Company, or interfere in any way with the rights of the Company to terminate a Participant’s

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employment or service at any time, with or without cause.  The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of the Company or an Affiliate to the Participant.

12.16                 Miscellaneous.  Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction of the Plan or any provisions hereof.  The use of the masculine gender shall also include within its meaning the feminine.  Wherever the context of the Plan dictates, the use of the singular shall also include within its meaning the plural, and vice versa.

IN WITNESS WHEREOF, this Plan has been executed as of the Effective Date.

S.Y. BANCORP, INC.

By:
David P. Heintzman
Chairman, CEO and President

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S.Y. BANCORP, INC.

1040 EAST MAIN STREET

LOUISVILLE, KENTUCKY 40206

PROXY FOR HOLDERS OF COMMON STOCK

ANNUAL MEETING OF SHAREHOLDERS - APRIL 27, 2005

This proxy is solicited by the Board of Directors of S.Y. Bancorp, Inc.

The undersigned hereby appoints David P. Heintzman and Kathy C. Thompson, or either of them, attorneys with power of substitution and revocation to each, to vote any and all shares of Common Stock of S.Y. Bancorp, Inc. (“Bancorp”) held of record by the undersigned, in the name and as the proxy of the undersigned, at the Annual Meeting of shareholders of Bancorp (the “Annual Meeting”) to be held at Churchill Downs, The Derby Room, 700 Central Avenue, Louisville, Kentucky 40208, on April 27, 2005, at 10:00 a.m., Eastern Time, or any adjournment thereof, hereby revoking any prior proxies to vote said stock, upon the following proposals more fully described in the Notice of and Proxy Statement for the meeting (receipt of which is hereby acknowledged):

(1)	FOR	☐	AGAINST ☐	ABSTAIN ☐ a proposal to approve the action of the Board of
Directors fixing the number of directors at thirteen (13) and electing at the Annual Meeting five (5) directors.

(2)	ELECTION OF DIRECTORS -			Nominees are: Charles R. Edinger, III, David P. Heintzman, Carl G.
Herde, Norman Tasman, and Kathy C. Thompson
Mark one box only.
		☐	FOR ALL nominees listed above
		☐	FOR ALL nominees listed above EXCEPT the following:
		☐	WITHHOLD authority to vote for ALL nominees listed above

(3)	FOR	☐	AGAINST ☐	ABSTAIN ☐ a proposal to approve the action of the Board of
Directors adopting the proposed 2005 Stock Incentive Plan.

(4)	OTHER BUSINESS. To consider and act upon such other matters as may properly be brought before the Annual Meeting or any adjournment thereof.

The Board of Directors recommends a vote “FOR ALL” nominees for director listed above and “FOR” the other proposals.

This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy will be voted for all nominees for director and in favor of the other proposals stated.  If any other business is properly presented at such meeting, this proxy will be voted by those named in this proxy in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Date	, 2005

(Signatures)

Should the above signed be present and elect to vote at the Annual Meeting of Shareholders or at any adjournment thereof and after written notification to the Secretary of the Corporation at the Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

Please sign exactly as your name appears on this proxy card; (refer to adhesive label below).  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, only one signature is required but each holder should sign, if possible.

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY